SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2001


                                 PC-EPHONE, INC.
                    -----------------------------------------
                 (Exact name of registrant as specified in its charter)


NEVADA                                                 98-0197707
------                                                 ----------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)

#515 - 3440 Wilshire Boulevard
Los Angeles, California, USA                           90010
----------------------------                           -----
(Address of principal executive offices)               (Zip Code)

Registrants telephone number, including area code               213-487-8000
                                                                ------------

Commission File Number: 000-26341



-----------------------------------------------        --------------------
(Former name or former address,                        (Zip Code)
if changed since last report.)



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ITEM 5.  OTHER EVENTS

On April 27, 2001, PC-EPhone, Inc. (the "Company") was notified that Cyberbank Corp. ("Cyberbank"), the Company's sole supplier, received a "Grant of Equipment Authorization" for the PC-EPhone from the Federal Communications Commission ("FCC"). The grant is a non-transferable equipment authorization issued to Cyberbank and is valid only for the CDMA version of the PC-EPhone identified as follows:

Equipment Class:       Licensed Non-Broadcast Transmitter Held to Ear
Notes:                 Cellular Range Smart Phone

                                Frequency        Output   Frequency    Emission
Grant Notes   FCC Rule Parts    Range (MHZ)      Watts    Tolerance   Designator
-----------   --------------    -----------      ------   ---------   ----------
               22.901(d)         824 - 849       0.324      2.5 PM     1M25F9W
    BC         22(H)          824.04 - 848.97    0.354      2.5 PM     40K0F8W
    BC         22(H)          824.04 - 848.97    0.354      2.5 PM     40K0F1D

BC: The output power is continuously variable from the value listed in this entry to 5%-10% of the value listed.

Cyberbank is a privately-owned Korean corporation in the development of telecommunications products. Cyberbank developed and manufactures the PC-EPhone.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit     Description
-------     -----------

10.24       FCC Grant of Equipment Authorization Certification dated April 27,
            2001

99.1        Press Release dated April 30, 2001


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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC-EPHONE, INC.


/s/ Douglas Yee
--------------------------------------------
Douglas Yee, President
Date:     May 7, 2001

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Exhibit 10.24

                                Exhibit "10.24"


                        FEDERAL COMMUNICATIONS COMMISSION
                             WASHINGTON, D.C. 20554

                        GRANT OF EQUIPMENT AUTHORIZATION
                                  Certification

CyberBank Corp                                         Date of Grant: 04/27/2001
19th FL, Mirae-Bldg., 1306-6
Seocho-Dong, Seocho-Gu                             Application Dated: 02/01/2001
Seoul, Korea  137-855




Attention:  Russel Kim

                                NOT TRANSFERABLE

EQUIPMENT AUTHORIZATION is hereby issued to the named GRANTEE, and is VALID ONLY for the equipment identified hereon for use under the Commission's Rules and
                            Regulations listed below.

                          -----------------------------------
                          FCC IDENTIFIER     PGVCB-0800
                          -----------------------------------

                          -----------------------------------
                          Name of Grantee    CyberBank Corp
                          -----------------------------------

                          -----------------------------------

                          Equipment Class:   Licensed Non-
                                             Broadcast Transmitter
                                             Held to Ear

                          Notes:             CELLULAR RANGE
                                             SMART PHONE

                                Frequency        Output   Frequency    Emission
Grant Notes   FCC Rule Parts    Range (MHZ)      Watts    Tolerance   Designator
-----------   --------------    -----------      ------   ---------   ----------
               22.901(d)         824 - 849       0.324      2.5 PM     1M25F9W
    BC         22(H)          824.04 - 848.97    0.354      2.5 PM     40K0F8W
    BC         22(H)          824.04 - 848.97    0.354      2.5 PM     40K0F1D

Output is ERP. SAR compliance for body-worn operating configurations is limited to the specific belt-clips/holsters/accessories tested for this filing. End-users must be informed of the body-worn operating requirements for satisfying RF exposure compliance. The highest reported SAR values are: AMPS/CDMA modes -
Head: 1.14 W/kg; Body-worn: 1.36 W/kg

BC: The output power is continuously variable from the value listed in this entry to 5%-10% of the value listed.

Mail To:
MIKE KUO, VICE PRESIDENT
COMPLIANCE CERTIFICATION SERVICES
561 F MONTEREY ROAD
MORGAN HILL, CA 95037


EA99938

Exhibit 99.1

                                 Exhibit "99.1"


                                 PC-EPHONE, INC.
                            #515 - 3440 Wilshire Blvd
                             Los Angeles, California
                                   USA  90010


Trading Symbols:     OTCBB: PCPH                                  April 30, 2001
                     Frankfurt:  NL1, WKN 589864


                 FCC APPROVAL HAS BEEN GRANTED FOR THE PC-EPHONE
                 -----------------------------------------------
                             Los Angeles, California
                             -----------------------


PC-EPhone, Inc. (the "Company") is pleased to announce that Cyberbank Corp. received a "Grant of Equipment Authorization" for the PC-EPhone from the Federal Communications Commission ("FCC") on April 27, 2001. The certification of grant can be accessed though the FCC website www.fcc.gov/oet/fccid and by entering the
                                       ---------------------
Grantee Code "PGV".

PC-EPhone, Inc. is the exclusive U.S. and Canadian distributor of the PC-EPhone and the Company also has the right of first refusal for Cyberbank's future products. The PC-EPhone is the world's first wireless convergent device, which combines the capabilities of a personal computer with full internet access, a cellular phone, a PDA and organizer all-in-one.

                                     --30--

                                www.pc-ephone.com
                                -----------------

For further information contact:
Investor Relations:  Keith Patey
Toll Free: 1-866-878-0600
Phone: (604) 633-0600 Ext. 27
keithpatey@pc-ephone.com
------------------------

Statements included herein that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed as implied by such statements. For further information regarding risks of investment in the Company please see the Company's filings with the United States Securities & Exchange Commission.

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